THE PARNASSUS FUND
ANNUAL REPORT
DECEMBER 31, 1997

                                                               February 10, 1998
Dear Shareholder:
     As of December 31, 1997, the net asset value per share (NAV) of The Parnassus Fund was $35.74, so after reinvestment of the dividend of $8.55 on December 19, the overall return for 1997 was 29.70%. This compares to a return of 33.36% for the S&P 500 and 25.30% for the average growth fund according to Lipper Analytical Services. For the year, then, we under-performed the S&P, but we beat the average growth fund.
     Although it was a good year for the Fund, it was somewhat disappointing to finish behind the S&P since we had outpaced that index for most of the year. A weak fourth quarter caused by the "Asian flu" was responsible for turning a spectacular year into just a good year.
     What happened in the fourth quarter? The financial meltdown in Asia caused technology stocks to plummet and since our portfolio had over 40% of its assets in technology issues, we felt the effects. The Fund dropped 13.28% for the fourth quarter compared to a decline of 1.15% for the average growth fund and an increase of 2.87% for the S&P 500.
     Five of our stocks dropped more than 35% in the fourth quarter and they were all technology issues. Genus dropped 53.2%, going from $6.88 to $3.22 during the quarter. Because the company sells a substantial portion of its semiconductor manufacturing equipment to Korea, investors sold off the stock as Korea's troubles became apparent.
     Cypress Semiconductor lost 45.2% as the stock went from $15.50 to $8.50 a share. Advanced Micro Devices (AMD), another semiconductor manufacturer, saw its shares slump 45.1%, dropping from $32.56 to $17.88. Manufacturing difficulties as well as the Asian crisis hurt AMD's stock. FEI, a maker of electron microscopes as well as semiconductor testing equipment, had a 40% decrease in the value of its shares that went from $20.75 to $12.44.
     Electro Scientific Industries (ESI), the maker of lasers for use in semiconductor manufacturing, saw a drop of 37.7% in its stock price as it went from $61 to $38 during the fourth quarter. This decline occurred despite strong earnings and a good outlook for the company. Because ESI sells lasers to Korean companies, investors dropped the stock like a hot potato. In my view, the drop in share price was completely unjustified and the company is way undervalued. I expect ESI to help the Fund have strong returns in 1998.
     Another example of a stock that dropped sharply for no good reason during the fourth quarter was Compaq which plunged 24.6%, going from $74.94 to $56.50. Compaq, the world's largest producer of personal computers, is a well-managed company with only modest exposure to Asia. Like ESI, the company is undervalued and should bounce back in 1998.
     Some of our stocks did very well during the fourth quarter. InFocus, a maker of high performance video projectors, saw an increase of 35.7% in its share price as its multimedia machines received tremendous market acceptance. The stock went from $22.38 to $30.38.
     Whole Foods Market, the nation's largest natural foods retailer, had a 32.4% increase in its stock value, climbing from $38.63 to $51.13. Intuit, the company that makes Quicken and Turbotax, had a 28.9% jump in value as it went from $32.00 to $41.25 a share. Delta Air Lines also saw a nice increase of 26.3% as its shares moved from $94.19 to $119.00 each.
     Turning to the year as a whole, there were a number of stocks that contributed to our strong 1997 performance. The best one was Whole Foods Market that gained 134% from the time of its purchase in early 1997 to the end of the year as it soared from our average cost of $21.83 to $51.13.
     Tandem Computers also helped us quite a bit because of its merger with Compaq. On average, we had held our Tandem shares for well over three years and until 1997 we hadn't had much return on the stock. Our average cost was $11.99 and the stock was trading around $15 per share at the time of the merger announcement on June 23. Compaq offered around $22.40 a share for Tandem, to be paid with Compaq shares. Tandem's stock jumped to $20.75 per share on the announcement for a gain of about 38%. However, by the time the merger was consummated on August 29, Tandem received $34.25 a share or an additional 65% gain in the stock. This second stage increase was all due to increases in the value of Compaq's stock.
     So although Compaq hurt the Fund's performance in the fourth quarter, it certainly helped us for the year. Taking the Tandem/Compaq combination into account, the stock gained 116% for the year.
     Intuit gained 80.7% during 1997 as its shares climbed from $22.83 to $41.25. Sullivan Dental, a company that merged during the year, went up 71.8% as shares increased from $13.13 to $22.56 when we sold them in August.
     Delta Air Lines came in with a gain of 67.9% since its stock went from $70.88 to $119.00. Declining oil prices, better cost control and increased revenue from a strong economy combined to give Delta a strong boost.
     Nellcor Puritan Bennett, the health care equipment manufacturer, gained 63.9% during the part of the year that it was in the portfolio. The Fund's cost was $17.39 and it was taken over at $28.50 a share.
     Centigram, a voice mail and telecommunications company based in Silicon Valley, gained 61.9% for the year as it went from $10.46 to $16.94 from the time of our initial investment in May to the end of the year.
     Although Electro Scientific Industries hurt us in the fourth quarter, it helped us for the year. The stock gained 46.2% as it went from $26.00 to $38.00 per share. Strong management and high quality products fueled the increase. Similarly, FEI hurt us in the fourth quarter, but helped us for the year with an increase of 32.6% as the stock went from $9.38 to $12.44.
     Houghton Mifflin, the Boston-based quality publisher, saw an increase of 35.6% as its stock climbed from $28.31 to $38.38. United Healthcare contributed a gain of 28.5% from the beginning of the year when the stock was at $45.00 to the time we sold it in August at an average price of $57.83.
     Below is a graph and table comparing the performance of The Parnassus Fund with the S&P 500, the NASDAQ Composite Index and the average growth fund over the past one, five and ten-year periods. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment in The Parnassus Fund. The overall return column in the performance table shows investment performance only and does not deduct the sales charge. The performance figures for the average growth fund also do not deduct any sales charges that may apply.

                        Average Annual        Average Annual          S&P 500           NASDAQ            Average
                         Total Return         Overall Return          Index             Index           Growth Fund
One Year                    25.16%                 29.70%             33.36%            21.64%             25.30%
Five Years                  13.06%                 13.87%             20.27%            18.33%             16.06%
Ten Years                   16.11%                 16.52%             18.04%            16.87%             15.65%

Returns for average growth fund supplied by Lipper Analytical Services.


Value on December 31, 1997 of $10,000 invested on December 31, 1987
The Parnassus Fund                                   $44,532
S&P 500 Index                                        $52,528
NASDAQ Index                                         $47,519
Average Growth Fund                                  $42,811

[GRAPH APPEARS HERE]

                        The         S&P 500    Average     NASDAQ
                        Parnassus   Index      Growth Fund Index
                        Fund
                        ----------------------------------------------
                 1/1/87    9,650.00  10,000.00   10,000.00  10,000.00
                          12,706.63  12,136.09   12,015.22  12,328.35
                          12,609.64  12,745.42   12,292.21  12,174.12
                          13,593.57  13,586.91   13,034.72  12,736.58
               12/31/87    9,650.00  10,000.00   10,000.00  10,000.00
                          12,086.39  10,569.60   10,743.97  11,336.58
                          13,418.04  11,274.70   11,348.99  11,942.39
                          13,185.15  11,312.18   11,261.65  11,732.08
                          13,744.98  11,660.96   11,422.70  11,540.53
                   1989   14,732.52  12,487.26   12,250.26  12,307.62
                          15,149.04  13,589.42   13,248.26  13,171.85
                          15,478.22  15,045.01   14,575.69  14,310.53
                          14,136.59  15,355.66   14,442.08  13,762.82
                   1990   13,821.22  14,894.61   14,130.15  13,179.41
                          14,616.49  15,829.79   15,139.55  13,988.86
                          10,688.14  13,653.72   12,743.24  10,424.85
                          11,144.73  14,877.05   13,785.49  11,312.37
                   1991   14,912.74  17,038.36   16,239.49  14,594.37
                          15,175.95  17,001.06   16,085.24  14,401.31
                          15,307.55  17,910.82   17,265.99  15,943.35
                          17,002.95  19,412.12   18,840.84  17,742.61
                   1992   19,271.93  18,922.39   18,625.93  18,270.04
                          18,498.74  19,282.50   18,092.38  17,054.50
                          18,737.20  19,890.80   18,634.13  17,649.71
                          23,259.50  20,890.00   20,326.52  20,484.46
                   1993   24,424.81  21,801.71   20,837.50  20,883.29
                          24,587.95  21,906.01   20,989.44  21,301.48
                          25,147.30  22,470.17   22,030.18  23,081.67
                          27,285.95  22,991.70   22,536.18  23,506.52
                   1994   28,281.88  22,121.09   21,760.94  22,497.05
                          26,610.42  22,214.01   21,188.62  21,361.39
                          29,492.33  23,298.90   22,332.81  23,131.30
                          30,557.00  23,293.96   22,033.55  22,754.26
                   1995   32,289.59  25,559.51   23,664.03  24,728.72
                          34,963.16  27,996.22   25,874.25  28,246.13
                          34,515.64  30,219.60   28,094.26  31,577.45
                          30,746.53  32,037.68   28,757.29  31,837.69
                   1996   29,701.15  33,756.76   30,301.56  33,327.68
                          31,114.92  35,269.84   31,649.97  35,858.63
                          29,923.22  36,360.29   32,567.82  37,126.21
                          34,336.90  39,388.40   34,241.81  39,066.48
                   1997   35,823.68  40,446.66   33,803.52  36,968.56
                          42,135.82  47,502.74   39,154.61  43,636.94
                          51,350.92  51,061.82   43,308.92  51,008.87
               12/31/97   44,531.52  52,527.59   42,810.86  47,518.69

Past performance is not predictive of future performance



Outlook And Strategy
     On the whole, I think the technology shares in our portfolio are trading well below their intrinsic value. Although the Asian crisis is serious, its effect on the American economy in general and on the technology sector in particular has been exaggerated by investors. Asia is still a dynamic part of the world's economy and if reforms are made, it should have a strong recovery.
     In my view, there is much more value in the Parnassus portfolio than shown by current market quotations. We're holding onto most of our technology shares and also using this opportunity to exchange some of our weaker companies for stronger technology companies.
     In the last quarterly report dated September 30, we reviewed three of the new investment techniques we were using to improve our performance: the 12-month catalyst, the cash flow analysis and re-evaluating our initial "sell" target. While the first two techniques are still sound, I am considering modifying the third one in light of last quarter's experience.
     Two companies illustrate my dilemma: Compaq and Electro Scientific Industries. Although Compaq contributed enormously to our gains this year, it dropped almost 25% in the fourth quarter. Because of the company's excellent business prospects, we continued to hold the stock once it had reached its intrinsic value of around $70 a share. Our idea was that the company's intrinsic value could be increasing because of its strong fundamentals. With good management, quality products, effective cost control and increasing market share, Compaq looked and continues to look like a winner. Nevertheless, the Asian crisis knocked down the company's stock price. When a company reaches its intrinsic value and momentum investors hold the stock, its shares are vulnerable to negative surprises. Had we sold at least part of our position, the fourth quarter's performance would have been much better.
     Electro Scientific Industries provides another case study. Based just outside Portland, ESI makes lasers for use in semiconductor manufacturing and in other industries as well. Like Compaq, it made a significant contribution to our strong performance this year, but it hurt the fourth quarter's performance as it dropped almost 38%. The company reached its intrinsic value of around $60 per share, but we held onto the stock because its business outlook was so strong. Its shares became vulnerable as it reached its intrinsic value and momentum investors bought the stock because of its strong growth. Because its business is strong, the stock of ESI will rebound, but selling off some shares would have helped our performance.
     In the case of both Compaq and ESI, I still think we're in good shape and the stocks will rebound in time. However, I think there is an opportunity to improve our performance by adhering more closely to our contrarian guidelines. When a stock approaches intrinsic value and its risk/return ratio becomes less attractive, we may consider selling some shares even with positive business prospects. Selling a stock is more an art than a science and our "sell" discipline is still a work in progress.
     As we begin a new year, my view is that a lot of our companies will bounce back in 1998 and we should get some good performance. However, I think it's unlikely that the S&P 500 will gain 33% again this year and it's also unlikely that The Parnassus Fund will gain 30% again this year. Nevertheless, I think our performance should be respectable when compared with the average growth fund.

Company Notes
     Mentor Graphics and the Orchard School District in San Jose, California have announced a partnership to provide improved day care for pre-school children through the public school system. The Early Learning Center will initially be open just to children of Mentor employees, but both partners hope to demonstrate improved early childcare and expand the program. Mentor hopes to make a contribution to improving the learning opportunities for children of working parents.
     Aetna announced $6 million in educational grants to medical schools including awards to Duke, Emory and Morehouse. Invacare recently won an EDI award from the National Easter Seal Society for its Action Power Chair featuring the rock group Van Gogh using wheel chairs. Delta Air Lines had more employees participating in the 1997 AIDS Walk Atlanta than any other company as 480 Delta employees helped raise funds.
     A recent article in Fortune magazine by Milton Moskowitz and Robert Levering named their choices for the 100 best companies to work for in America. Five of our portfolio companies were on the list: Hewlett-Packard, Whole Foods Market, Compaq, Adobe and Amgen.

Shareholder Meeting
     By now, all of you who were shareholders as of January 5 should have received the mailing about the Shareholders' Meeting on March 26. There will be a reception at 6:00 p.m. at the Sheraton Palace Hotel in San Francisco followed by the meeting at 7:00 p.m. If you live in the San Francisco Bay Area or are visiting here, I hope you will be able to attend. Since we will need to know how many people to prepare for, we are asking you to RSVP by calling (800) 999-3505 if you plan to attend.
     There will be a discussion period after the meeting and I will be answering questions about the Fund's investments and on any other subject you may wish to discuss. Everyone who attended our last meeting thought it was very worthwhile so I urge you to attend if at all possible. Regardless of whether you plan to attend in person or not, I would like to ask all of you to sign and vote your proxy card and send it in as soon as possible. The Fund can save money by avoiding follow-up costs if you promptly send in your proxy card.

SEC Matters
     As many of you know, the U.S. Securities and Exchange Commission (SEC) last year proposed a set of regulations that, if adopted, would have greatly restricted shareholders' ability to file resolutions to be considered at corporate annual meetings. Social investors felt that this was aimed at shareholders' right to influence corporate behavior from the standpoint of ethical responsibility.
     After the SEC proposed these restrictive regulations, a broad movement of institutional investors, pension funds, trade unions and socially responsible investors complained to the SEC about the unnecessarily restrictive nature of these regulations. The Parnassus Fund and some of our shareholders were among those sending letters of opposition to the SEC. The Fund also participated in developing a study showing how the new regulations, if in effect the past few years, would have thrown out many important resolutions.
     Apparently, the SEC was unprepared for the firestorm of opposition to these restrictive regulations. The agency appears to be backing down from their original proposals and, hopefully, there will be more enlightened regulations. I would like to thank all the shareholders who wrote to the SEC and to Congress members. It appears to have done some good.
     At the end of May of last year, the SEC also filed charges against Parnassus Investments, a former and current Parnassus independent Trustee, and against yours truly. We sent a letter to all shareholders at that time outlining the charges and our response. The SEC alleged that the Fund had mispriced an illiquid security, the common stock of Margaux, Inc., that had been delisted from the NASDAQ. The Fund priced the stock at 34 cents a share and the SEC claimed that it was worth much less, perhaps as little as 1 cent per share. Ultimately, the Fund sold its position for 27 cents per share -- close to what we were pricing it for and far more than the SEC claimed the company was worth. (Part of the Fund's investment in Margaux was in the form of convertible debt, i.e., an instrument that paid interest and was convertible into stock. The Fund's investment restrictions allow investments in convertible debt, but the Fund cannot make loans. Despite the fact that the security was convertible, the SEC claims that the Fund made an illegal loan.)
     The other principal SEC charge involved soft dollars (i.e., brokerage credits) that the Fund's management company, Parnassus Investments, used to purchase computer hardware and software to do fund accounting and shareholder service work. The SEC claimed that these soft dollars were a benefit to Parnassus Investments and should not have been allowed. We argued that the soft dollars were not a benefit to Parnassus Investments since Parnassus Investments charged a lower fee for fund accounting and shareholder service work than it otherwise would have in recognition of the benefits of the computer hardware and software.
     Although Parnassus Investments didn't feel that there had been any misuse of funds, we voluntarily paid back the Fund the approximately $65,000 that the SEC claimed was the amount in dispute. We did this to avoid any suggestion that we had benefited unfairly at the expense of The Parnassus Fund. (The SEC also claims that I made a false statement on an investment adviser form since I hadn't indicated that Parnassus Investments was benefiting from soft dollars.)
     We decided to fight the charges since we believed we had done nothing wrong and a consent to their findings might have been interpreted as agreeing with their charges that we had violated securities laws. The hearing is over and an SEC administrative law judge will make a decision.
     The SEC is now asking for a fine of only $5,000 per person which is a relatively small amount in the total scheme of things. After sitting through a week of SEC hearings, I'm confident that all charges will ultimately be dismissed.

Personnel Matters
     Joining us as a spring intern is Jeff Tha, a senior in economics at the University of California at Berkeley. His previous experience includes work at Merrill Lynch and at Suisse Global Investments. He has also tutored students in computer science courses and assisted in community service projects that raised funds to promote awareness of the consequences of drunk driving.
     The other spring intern is Audrey Miyaji, a senior majoring in managerial economics at the University of California at Davis. When not attending classes, Audrey works as a general manager of Cantina del Cabo Restaurant and Bar in Davis. (I've heard that it's the place to go in Davis just like Rick's Cafe was in Casablanca.)

Parnassus Interns Reunion
     Below is a photograph taken at the Parnassus intern reunion dinner on June 13, 1997 outside The Parnassus Fund's offices with the San Francisco Bay Bridge in the background. Seated in the first row from left to right are David Pogran, Research Director, Gail Horvath, Trustee, David Gibson, Trustee, Thao Dodson, my wife, Jerome Dodson, Jeanine Corr, intern, Howard Fong, Vice President, and Lori Keith, intern. Middle row (left to right): Feliz Fuentes, intern, Jon Shoen, intern, Nicos Stephanou, intern, Victor Thay, intern, Allen Young, intern, Heidi Chu, intern, Marcus Lo, intern, Sheila Alfaro, staff, Ben Liao, staff, Anh Tran, intern, Minnie Chen, staff, Edward Harris, intern, Julie Lee, intern, Fred Jones, intern, and Marie Chen, staff. Back row (left to right): Robert Kimsey, intern, Andy Rubinson, former staff member, Vince Wood, intern, my son Stephen Dodson, intern, Todd Ahlsten, staff, Matt Speakman, intern, Steve Monticelli, research analyst, Patrick Rooney, intern, Dan Sullivan, intern, and Ben Suppe, intern.

     Finally, I would like to thank all of you for investing in The Parnassus Fund.

                                                            Yours truly,


                                                            Jerome L. Dodson
                                                               President

     P.S. Parnassus Investments has formed a joint venture with Copper Mountain Advisors of Portland, Oregon. We will manage 401(k) and 403(b) retirement accounts in conjunction with Copper Mountain. If your firm would like to start a retirement program or would like to convert an existing program, please call William Thomason, Director of Portfolio Management at Parnassus. He can be reached at (800) 999-3505.


UNREALIZED GAIN (LOSS) SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)

 Number of                                                                  Per                      Per       Unrealized
  Shares      Issuer                                           Cost        Share    Market Value     Share     Gain (Loss)
  ------------------------------------------------------------------------------------------------------------------------
   400,000    ATC Group Services, Inc.                   $  4,517,316    $11.29    $  4,650,000    $11.63     $   132,684
   100,000    Acme Metals, Inc.                             1,583,524     15.84         987,500      9.88        (596,024)
   275,000    Adobe Systems Incorporated                   10,115,938     36.79      11,343,750     41.25       1,227,812
   600,000    Advanced Micro Devices, Inc.                 13,283,750     22.14      10,725,000     17.88      (2,558,750)
   140,000    Aetna, Inc.                                   9,578,763     68.42       9,878,750     70.56         299,987
   100,000    Amgren, Inc.                                  4,655,937     46.56       5,412,500     54.13         756,563
   450,000    Ann Taylor Stores Corporation                 6,926,694     15.39       6,018,750     13.38        (907,944)
   250,000    Broderbund Software, Inc.                     5,449,573     21.80       6,406,250     25.63         956,677
   575,000    Building Materials Holding Corp.              7,449,147     12.96       6,037,500     10.50      (1,411,647)
   100,000    Burlington Coat Factory Warehouse             1,847,187     18.47       1,631,250     16.31        (215,937)
    90,000    Cannodale Corporation                         1,942,500     21.58       1,957,500     21.75          15,000
   535,000    Centigram Communications Corporation          5,596,589     10.46       9,061,563     16.94       3,464,974
   400,000    Compaq Computer Corporation                   8,963,969     22.41      22,600,000     56.50      13,636,031
   900,000    Cypress Semiconductor Corporation            12,210,438     13.57       7,650,000      8.50      (4,560,438)
    50,000    Delta Air Lines, Inc.                         3,584,505     71.69       5,950,000    119.00       2,365,495
   500,000    Electro Scientific Industries, Inc.          10,646,344     21.29      19,000,000     38.00       8,353,656
   300,000    FEI Company                                   2,976,250      9.92       3,731,250     12.44         755,000
   600,000    First Data Corporation                       22,448,854     37.41      17,550,000     29.25      (4,898,854)
    50,000    Galoob Toys, Inc.                               816,877     16.34         509,375     10.19        (307,502)
   750,000    Genus, Inc.                                   3,922,500      5.23       2,414,062      3.22      (1,508,438)
   250,000    Green Tree Financial Corporation              6,718,513     26.87       6,546,875     26.19        (171,638)
   200,000    Helix Technology Corporation                  3,983,125     19.92       3,900,000     19.50         (83,125)
    80,000    Hewlett-Packard Company                       3,167,800     39.60       5,000,000     62.50       1,832,200
    50,000    Houghton Mifflin Company                      1,020,625     20.41       1,918,750     38.38         898,125
   550,000    In Focus Systems                             12,850,760     23.37      16,706,250     30.38       3,855,490
   450,000    Intuit, Inc.                                 10,274,469     22.83      18,562,500     41.25       8,288,031
    15,000    Invacare Corporation                            307,750     20.52         326,250     21.75          18,500
   500,000    Lam Research Corporation                     17,834,048     35.67      14,625,000     29.25      (3,209,048)
   170,000    Mentor Graphics Corporation                   2,395,000     14.09       1,646,875      9.69        (748,125)
    50,000    The Money Store, Inc.                           953,500     19.07       1,062,500     21.25         109,000
 1,000,000    Morgan Products, Ltd.                         6,131,156      6.13       5,500,000      5.50        (631,156)
   347,800    Mylan Laboratories                            4,403,096     12.66       7,282,063     20.94       2,878,967
   455,000    Oxford Health Plans, Inc.                     8,701,880     19.13       7,080,938     15.56      (1,620,942)
   800,000    Protocol Systems, Inc.                        7,362,369      9.20       8,050,000     10.06         687,631
   275,000    Quantum Corporation                           5,803,750     21.10       5,517,187     20.06        (286,563)
   220,000    Read-Rite Corporation                         3,702,033     16.83       3,465,000     15.75        (237,033)
    50,000    Ryerson Tull, Inc.                              703,825     14.08         687,500     13.75         (16,325)
   350,000    St. John Knits, Inc.                         13,827,781     39.51      14,000,000     40.00         172,219
   825,000    Sequent Computer Systems, Inc.               18,293,429     22.17      16,500,000     20.00      (1,793,429)
   100,000    3Com Corporation                              3,373,875     33.74       3,493,750     34.94         119,875
   300,000    Toys "R" Us, Inc.                             7,391,328     24.64       9,431,250     31.44       2,039,922
    47,100    Wellman, Inc.                                   762,747     16.19         918,450     19.50         155,703
    50,000    West Marine, Inc.                               971,875     19.44       1,118,750     22.38         146,875
   450,000    Western Digital Corporation                   8,800,915     19.56       7,228,125     16.06      (1,572,790)
   300,000    Whole Foods Market, Inc.                      6,550,033     21.83      15,337,500     51.13       8,787,467
                                                         ------------              ------------               -----------
              TOTAL                                      $294,802,337              $329,420,513               $34,618,176
                                                         ============              ============               ===========


STOCKS SOLD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997 (UNAUDITED)
                                                Realized       No. of                        Per            Sale       Per
Company                                      Gain (Loss)       Shares            Cost      Share        Proceeds     Share
--------------------------------------------------------------------------------------------------------------------------
Adobe Systems Incorporated                  $   780,212       60,000     $ 2,156,564     $35.94     $ 2,936,776     $48.95
Advanced Micro Devices, Inc.                  3,904,331      250,000       5,885,507      23.54       9,789,838      39.16
Aetna, Inc.                                     560,017       40,000       2,682,175      67.05       3,242,192      81.05
Amgen, Inc.                                     425,140      100,000       4,838,125      48.38       5,263,265      52.63
AnnTaylor Stores Corporation                 (1,346,900)     450,000       7,627,622      16.95       6,280,722      13.96
Apple Computer, Inc.                         (6,580,203)     340,000      12,680,625      37.30       6,100,422      17.94
ATC Group Services, Inc.                       (508,470)     200,000       2,755,273      13.78       2,246,803      11.23
Autodesk, Inc.                                  331,830       35,000       1,004,375      28.70       1,336,205      38.18
Broderbund Software, Inc.                     1,587,314      256,200       7,320,077      28.57       8,907,391      34.77
Burlington Coat Factory Warehouse              (143,299)      36,900         708,022      19.19         564,723      15.30
Compaq Computer Corporation                     444,832        9,500         214,731      22.60         659,563      69.43
Corporate Express, Inc.                          12,844       70,000         945,000      13.50         957,844      13.68
Delta Air Lines, Inc.                         1,400,906       50,000       3,557,054      71.14       4,957,960      99.16
Electro Scientific Industries, Inc.           2,180,476      100,000       2,235,000      22.35       4,415,476      44.15
FEI Company                                     365,596       50,000         493,750       9.88         859,346      17.19
H.B. Fuller Company                           4,315,040      260,000       8,390,105      32.27      12,705,145      48.87
The Gymboree Corporation                         64,021       50,000       1,195,313      23.91       1,259,334      25.19
Houghton Mifflin Company                      1,407,808       90,000       2,237,375      24.86       3,645,183      40.50
In Focus Systems                                316,118       25,000         493,230      19.73         809,348      32.37
Inland Steel Industries, Inc.                (1,584,505)     400,000       9,594,736      23.99       8,010,231      20.03
Intuit, Inc.                                    561,156       50,000       1,214,375      24.29       1,775,531      35.51
Invacare Corporation                            519,189      133,000       2,493,469      18.75       3,012,658      22.65
Lam Research Corporation                      2,774,827      270,000       7,877,501      29.18      10,652,328      39.45
The Limited, Inc.                               448,317      530,000       9,823,864      18.54      10,272,181      19.38
Liz Claiborne, Inc.                           5,462,619      200,000       3,326,000      16.63       8,788,619      43.94
Macromedia, Inc.                               (414,865)     520,500       4,408,543       8.47       3,993,678       7.67
Mentor Graphics Corporation                     (94,919)     310,000       3,090,625       9.97       2,995,706       9.66
Merix Corporation                              (599,422)      97,500       2,014,687      20.66       1,415,265      14.52
Herman Miller, Inc.                           2,571,873      105,000       1,246,750      11.87       3,818,623      36.37
Mylan Laboratories                            3,519,093      552,200       9,181,815      16.63      12,700,908      23.00
Nellcor Puritan Bennett, Inc.                 6,441,712      580,000      10,088,288      17.39      16,530,000      28.50
Netscape Communications Corporation               3,541        2,100          79,669      37.94          83,210      39.62
Planar Systems                                  286,154      245,000       2,580,625      10.53       2,866,779      11.70
Quantum Corporation                          13,510,514      795,000       8,831,562      11.11      22,342,076      28.10
Ryerson Tull, Inc.                             (221,699)     150,000       2,402,800      16.02       2,181,101      14.54
Siebel Systems, Inc.                                364        1,466          60,656      41.38          61,020      41.62
Southwest Airlines                            1,180,017      160,000       2,796,150      17.48       3,976,167      24.85
Sullivan Dental Products, Inc.                6,386,371      600,000       6,445,777      10.74      12,832,148      21.39
Sun Company, Inc.                             1,785,213      252,500       6,783,200      26.86       8,568,413      33.93
TJ International, Inc.                        2,907,381      500,000       8,720,612      17.44      11,627,993      23.26
Tandem Computers, Inc.                         (129,441)      70,000       1,013,074      14.47         883,633      12.62
Toys "R" Us, Inc.                             1,238,440      200,000       5,360,440      26.80       6,598,880      32.99
United Healthcare Corporation                 5,351,085      320,000      12,682,400      39.63      18,033,485      56.35
Wellman, Inc.                                   738,083      577,900      11,965,954      20.71      12,704,037      21.98
The Wet Seal, Inc.                            1,767,910      265,000       5,686,779      21.46       7,454,689      28.13
Whole Foods Market, Inc.                      2,607,870      100,000       1,884,480      18.84       4,492,350      44.92
                                          -------------                 ------------               ------------
TOTAL                                     $  66,534,491                 $209,074,754               $275,609,245
                                          =============                 ============               ============


PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1997

                                                                      Percent of
      Shares    Common Stocks                                         Net Assets              Market Value

                AIR TRANSPORT
      50,000    Delta Air Lines, Inc.                                       1.8%              $  5,950,000

                APPAREL
     450,000    AnnTaylor Stores Corporation*                                                    6,018,750
     100,000    Burlington Coat Factory Warehouse                                                1,631,250
     350,000    St. John Knits, Inc.                                                            14,000,000
                Total                                                       6.4%                21,650,000

                BUILDING MATERIALS
     575,000    Building Materials Holding Corp.*                                               6,037,500
   1,000,000    Morgan Products, Ltd.*                                                          5,500,000
                Total                                                       3.4%               11,537,500

                CHEMICALS
      47,100    Wellman, Inc.                                               0.3%                  918,450

                COMPUTER
                PERIPHERALS
     100,000    3Com Corporation *                                                               3,493,750
     550,000    In Focus Systems*                                                               16,706,250
     275,000    Quantum Corporation*                                                             5,517,187
     220,000    Read-Rite Corporation*                                                           3,465,000
     450,000    Western Digital Corporation*                                                     7,228,125
                Total                                                      10.8%                36,410,312

                COMPUTER SOFTWARE
     275,000    Adobe Systems Incorporated                                                      11,343,750
     250,000    Broderbund Software, Inc.*                                                       6,406,250
     450,000    Intuit, Inc.*                                                                   18,562,500
     170,000    Mentor Graphics Corporation*                                                     1,646,875
                Total                                                      11.1%                37,959,375

                COMPUTERS
     400,000    Compaq Computer Corporation                                                     22,600,000
      80,000    Hewlett-Packard Company                                                          5,000,000
     825,000    Sequent Computer Systems, Inc.*                                                 16,500,000
                Total                                                      13.0%                44,100,000

                DATA PROCESSING
     600,000    First Data Corporation                                      5.3%                17,550,000

                ENVIRONMENTAL
                SERVICES
     400,000    ATC Group Services, Inc.*                                   1.4%                 4,650,000

                FINANCIAL SERVICES
     250,000    Green Tree Financial Corporation                                              $  6,546,875
      50,000    The Money Store, Inc.                                                            1,062,500
                Total                                                       2.3%                 7,609,375

                HEALTH CARE
     140,000    Aetna, Inc.                                                                      9,878,750
     455,000    Oxford Health Plans, Inc. *                                                      7,080,938
                Total                                                       5.0%                16,959,688

                MEDICAL EQUIPMENT
      15,000    Invacare Corporation                                                               326,250
     800,000    Protocol Systems, Inc.*                                                          8,050,000
                Total                                                       2.5%                 8,376,250

                MICROELECTRONIC
                PROCESSING EQUIPMENT
     500,000    Electro Scientific Industries, Inc.*                                            19,000,000
     300,000    FEI Company*                                                                     3,731,250
     750,000    Genus, Inc.*                                                                     2,414,062
     200,000    Helix Technology Corporation                                                     3,900,000
     500,000    Lam Research Corporation*                                                       14,625,000
                Total                                                      12.9%                43,670,312

                PHARMACEUTICALS
     100,000    Amgen, Inc.*                                                                     5,412,500
     347,800    Mylan Laboratories, Inc.                                                         7,282,063
                Total                                                       3.8%                12,694,563

                PUBLISHING
      50,000    Houghton Mifflin Company                                    0.6%                 1,918,750

                RETAIL
      90,000    Cannondale Corporation*                                                          1,957,500
      50,000    Galoob Toys, Inc.*                                                                 509,375
     300,000    Toys "R" Us, Inc.*                                                               9,431,250
      50,000    West Marine, Inc.*                                                               1,118,750
     300,000    Whole Foods Market, Inc.*                                                      15,337,500
                Total                                                       8.4%               28,354,375





                SEMICONDUCTORS
    600,000     Advanced Micro Devices, Inc.*                                                   10,725,000
    900,000     Cypress Semiconductor
                Corporation*                                                                     7,650,000
                Total                                                       5.4%                18,375,000

                STEEL
    100,000     Acme Metals, Inc.*                                                                 987,500
     50,000     Ryerson Tull, Inc.*                                                                687,500
                Total                                                       0.5%                 1,675,000

                TELECOMMUNICATIONS
                EQUIPMENT
    535,000     Centigram Communications Corp.*                             2.7%             $   9,061,563

                Total Common Stocks
                (Cost $294,802,337)                                        97.6%               329,420,513

The accompanying notes are an integral part of these financial statements.


                Short-Term Investments                                Net Assets              Market Value
                ----------------------                                ----------              ------------
                Union Bank of California
                Money Market Account
                (variable rate-5.01% as of 12-31-97)                                             3,591,904
                South Shore Bank
                Money Market Account
                (variable rate-4.40% as of 12-31-97)                                             2,243,345
                Goldman Sachs
                Government Portfolio
                (variable rate-5.23% as of 12-31-97)                                             1,284,873
                Goldman Sachs
                Treasury Obligation Portfolio
                (variable rate-5.18% as of 12-31-97)                                               122,887
                Albina Community Capital Bank
                (variable rate-5.50% as of 12-31-97)                                               100,000
                Community Capital Bank
                (variable rate-4.89% as of 12-31-97)                                               102,519
                Community Bank of The Bay
                (variable rate-5.21% as of 12-31-97)                                               100,000
                Wainwright Bank & Trust Co.
                (variable rate-5.50% as of 12-31-97)                                               100,000
                Alternatives Federal Credit Union
                (variable rate-2.75% as of 12-31-97)                                                26,113
                Self-Help Credit Union
                (variable rate-4.83% as of 12-31-97)                                                28,711

                Total Short-Term Investments                                2.3%                 7,700,352

                Total Investments                                          99.9%               337,120,865
                Other Assets and Liabilities-Net                            0.1%                   304,274
                Total Net Assets                                          100.0%             $ 337,425,139

                *Non-income producing

The accompanying notes are an integral part of these financial statements.


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
Investments in securities, at market value
   (identified cost $294,802,337) (Note 1)                         $ 329,420,513
Temporary investments in short term securities
   (at cost which approximates market)                                 7,700,352
Receivables:
Dividends and interest                                                   130,058
Capital shares sold                                                      797,698
Other assets                                                              23,071
       Total assets                                                  338,071,692

Liabilities:
Accounts payable                                                         375,766
Capital shares redeemed                                                  270,787
       Total liabilities                                                 646,553

Net Assets (equivalent to $35.74
   per share based on 9,441,405.570
shares of capital stock outstanding)                                $337,425,139

Net assets consisting of:
Distributions in excess of net investment income                    $(1,960,473)
Unrealized appreciation on investments                                34,618,176
Undistributed net realized gain                                        1,496,446
Capital paid-in                                                      303,270,990
           Total Net Assets                                         $337,425,139

Computation of net asset value and offering price per share:
Net asset value and redemption price
   per share ($337,425,139 divided by
   9,441,405.570 shares)                                                $  35.74
Offering price per share (100/96.5 of $35.74)+                          $  37.04

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

Investment Income:
Dividends                                                           $ 1,146,176
Interest                                                              1,011,717
                                                                     ----------
   Total investment income                                            2,157,893
                                                                     ----------
Expenses:
Investment advisory fees (Note 5)                                     2,120,608
Transfer agent fees (Note 5)                                            586,433
Reports to shareholders                                                 141,130
Fund administration (Note 5)                                             70,000
Registration fees and expenses                                           87,100
Custody fees                                                             63,900
Service provider fees (Note 5)                                          165,778
Audit fees                                                               29,250
Legal fees                                                              257,918
Trustee fees and expenses                                                14,630
Other expenses                                                           22,170
                                                                     -----------
   Total expenses                                                     3,558,917
                                                                     -----------
       Net investment loss                                           (1,401,024)
                                                                     -----------
Realized and Unrealized
   Gain on Investments:
Realized gain from security transactions:
   Proceeds from sales                                              275,609,245
   Cost of securities sold                                         (209,074,754)
                                                                   -------------
       Net realized gain                                             66,534,491
                                                                   -------------
Unrealized appreciation of investments:
   Beginning of year                                                 23,931,581
   End of year                                                       34,618,176
                                                                    -----------
       Unrealized appreciation during the year                       10,686,595
                                                                    -----------
Net Realized and Unrealized
   Gain on Investments                                               77,221,086
                                                                    -----------
Net Increase in Net Assets Resulting
   from Operations                                                 $ 75,820,062
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                    1997               1996
                                                    ----               ----
From Operations:
Net investment loss                           $ (1,401,024)         $  (438,787)
Net realized gain from
   security transactions                        66,534,491            8,282,111
Net unrealized appreciation
   during the year                              10,686,595           20,599,200
                                              -------------         ------------
Increase in net assets
   resulting from operations                    75,820,062           28,442,524

Dividends to shareholders:
   From realized capital gains                 (65,130,186)          (8,282,081)

Increase (Decrease) in
   Net Assets from Capital
   Share Transactions                           58,500,547          (11,058,284)
                                              ------------          ------------
Increase in Net Assets                          69,190,423            9,102,159

Net Assets:
Beginning of year                              268,234,716          259,132,557
                                              ------------          ------------
End of year
   (including distributions in
    excess of net investment
    income of  $1,960,473 in
   1997 and $559,449 in 1996)               $  337,425,139        $ 268,234,716
                                            ==============        ==============

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
   The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies of the Fund.

   Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost, which approximates market value.

   Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated in-vestment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

   Investment Income, Expenses, and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.

   Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Distributions
   Net realized gains are distributed in the year in which the gains arise. On December 19, 1997, a capital gains distribution of $65,130,186 ($8.5521 per share) was paid to shareholders of record on December 18, 1997.

3. Capital Stock
   As of December 31, 1997, there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $303,270,990. Transactions in capital stock (shares) were as follows:

                                                          Year Ended December 31, 1997        Year Ended December 31, 1996
                                                       -------------------------------        ----------------------------
                                                            Shares           Amount             Shares           Amount
                                                       --------------    -------------        ------------    ------------
Shares sold                                              1,206,984       $  1,134,858          1,403,618      $ 44,793,353
Shares issued through dividend reinvestment              1,691,391         58,336,117            216,880         7,443,315
Shares repurchased                                      (1,256,450)       (50,970,428)        (1,976,494)      (63,294,952)
                                                       ------------      -------------        -----------     -------------
Net Increase (Decrease)                                  1,641,925       $ 58,500,547           (355,996)     $(11,058,284)
                                                       ============      =============        ===========     =============

4. Purchases of Securities
   Purchases of securities for the year ended December 31, 1997 were $278,680,959. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1997 are the same as for financial statement purposes. Of the $34,618,176 of net unrealized appreciation at December 31, 1997, $63,715,784 related to appreciation of securities and $29,097,608 related to depreciation of securities.

5. Transactions with Affiliates and Related Parties
   Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,120,608 for the year ended December 31, 1997.

   Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $656,433 for the year ended December 31, 1997. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month.

   Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $165,778 for the year ended December 31, 1997.

   In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 1997 totaling $447,056 of which $140,162 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

   Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

6. Subsequent Event
   In January 1998 the Fund received notification and related settlement proceeds of $1,096,866 resulting from the Fund's participation as a plaintiff in a class action lawsuit against several parties associated with one of the Fund's former portfolio investment companies.

7. Financial Highlights
   Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the ten years in the period ended December 31 are as follows:

                                            1997      1996      1995     1994     1993     1992     1991     1990     1989    1988
                                           ----------------------------------------------------------------------------------------
Net asset value at beginning of period     $34.39    $31.77    $32.82   $31.81   $29.94   $23.53   $16.09   $20.62   $20.46  $16.16
                                           -----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)             (0.14)    (0.06)     0.15     2.73     0.27     0.01     0.06     0.16     0.27   (0.05)
   Net realized and unrealized
       gain (loss) on securities            10.04      3.77      0.07     1.00     4.84     8.60     8.29    (4.52)    0.30    6.90
                                           -----------------------------------------------------------------------------------------
       Total from investment operations      9.90      3.71      0.22     3.73     5.11     8.61     8.35    (4.36)    0.57    6.85
                                           -----------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Dividends from net investment
       income                                .--       .--      (0.16)   (0.47)   (0.25)   (0.04)   (0.06)   (0.17)   (0.18)    .--
   Distributions from net realized
       gain on securities                   (8.55)    (1.09)    (1.11)   (2.25)   (2.99)   (2.16)   (0.85)    .--     (0.23)  (2.55)
                                           -----------------------------------------------------------------------------------------
       Total distributions                  (8.55)    (1.27)    (2.72)   (3.24)   (2.20)   (0.91)   (0.17)   (0.41)   (2.55)
                                           -----------------------------------------------------------------------------------------
Net asset value at end of period            $35.74    $34.39    $31.77   $32.82   $31.81   $29.94   $23.53   $16.09   $20.62  $20.46
                                           =========================================================================================
TOTAL RETURN*
                                             29.70%   11.68%     0.62%   11.98%   17.31%   36.80%   52.56%  (21.16%)   2.85%  42.44%
RATIOS / SUPPLEMENTAL DATA:
   Ratio of expenses to average
       net assets                             1.11%    1.10%     1.02%    1.14%    1.26%    1.47%    1.51%    1.77%    1.65%   2.15%
   Ratio of net investment income (loss)
       to average net assets                 (0.44%)  (0.17%)    0.54%    0.43%    0.13%    0.02%    0.26%    0.87%    1.21% (0.49%)
Portfolio turnover rate                      68.90%   59.60%    29.10%   28.10%   21.00%   32.80%   24.61%   38.25%   11.45%  32.34%
Average commission per share+                $0.024   $0.033      .--      .--      .--      .--       .--      .--     .--      .--
Net assets, end of period (000's)          $337,425  $268,235 $259,133 $160,994  $98,774  $56,237  $31,833  $20,738  $23,048 $10,863

* Total return figures do not adjust for the sales charge.
+ Average commission rate is calculated for the periods beginning on or after January 1, 1996.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of The Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 7) for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

San Francisco, California
January 16, 1998

THE PARNASSUS FUND
One Market-Steuart Tower #1600
San Francisco, California 94105
415-778-0200
800-999-3505
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

Legal Counsel
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

Custodian
Union Bank of California
475 Sansome Street
San Francisco, California 94111

Distributor
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

This report must be preceded or accompanied by a current prospectus.